Exhibit 10.2.7 Executive Annual Bonus Plan      PLAN OVERVIEW    The Executive Annual Bonus Plan (the Annual Plan) is designed to reward superior calendar‐year performance for the  senior executive officers of Employers Mutual Casualty Company (“the Company”).  The Annual Plan helps EMC attract  and retain high caliber senior executives.  The Annual Plan provides compensatory motivation to achieve specified  targets to incent senior executive officers to continually strive for optimal results. The following organization goals are  the foundation for the Annual Plan:     Underwriting profitability   Strengthening and protecting surplus   Premium growth    GENERAL PLAN STRUCTURE    Terms in bold are defined in the “Definitions and Sources” section.      The three components that contribute to the Annual Plan calculation are:   Trade Combined Ratio    Surplus growth   Written premium growth    The Trade Combined Ratio (TCR) is a calculation that assesses the Company's ability to generate an underwriting profit  and serves as the heaviest weight for the overall Annual Plan calculation.  The Surplus component rewards our ability to  improve the strength of our policyholder's surplus.  The Written Premium component gauges our ability to increase  overall written premium volume. The impact from changes in Surplus and changes in Written Premium are subject to  minimum and maximum contributions.    For each of these components, a base percentage for meeting the pre‐determined corporate goal is adjusted, up or  down, to account for exceeding or missing the goal target.  The result for each of the three components is added  together to calculate the Unmodified Plan Percentage.  The Unmodified Plan Percentage is then adjusted, for each  Eligible Officer, using the Role Adjustment Factor (accounts for the officer level or committee membership), Service  Adjustment Factor (prorates the bonus percentage for any officers not eligible the entire year) and Retirement Notice  Adjustment Factor (adjusts the bonus for retirees based on whether adequate retirement notice was provided).  The  resulting percentage is the Individual Plan Percentage, which is then applied to the officer's Salary to calculate the  Annual Plan Payout.   Any payment is subject to all applicable taxes, withholdings and deductions. To assist participants  in calculating individual bonuses, tables will be provided each year to Annual Plan participants to show the bonus  percentages applicable for each component result in 1/10th point increments.    For each of the three components of the Annual Plan (Trade Combined Ratio, Surplus and Written Premium), the base  bonus percentage, corporate goal and performance factor will be set by the Executive Management Committee (upon  approval by the Senior Executive Compensation Committee) at the beginning of the plan year.

TIMING OF PLAN PAYMENT    Any incentive compensation from the Annual Plan will be paid following the approval by the Senior Executive  Compensation Committee in the first quarter of the year following the Plan Year.      SEPARATION OF EMPLOYMENT    Any Eligible Officer who separates from the Company for any reason other than retirement, death or disability will not  receive payment from the Annual Plan.        SPECIAL CONSIDERATIONS    All provisions in the Annual Plan are approved by the Senior Executive Compensation Committee on an annual basis.   Any exceptions to the plan calculations or eligibility must be submitted to the Committee for consideration and the  decision of the Committee is final.    The following worksheet outlines the overall calculation for the plan.

Executive Annual Bonus Plan    Trade Combined Ratio:   ________    +    [(________ ‐ ________)  *  ________]     =     ________         TCR Base Bonus %    TCR Goal                 TCR Result                    TCR Performance Factor    TCR Contribution                                       +    Surplus Growth:    ________    +    [(________ ‐ ________)  *  ________]     =     ________         Surplus Base Bonus %    Surplus Result       Surplus Goal                 Surplus Performance Factor    Surplus Contribution                            MIN ‐15/MAX +30                                         +      Written Premium Growth:  ________    +    [(________ ‐ ________)  *  ________]     =     ________         WP Base Bonus %    WP Result              WP Goal                         WP Performance Factor    WP Contribution                            MIN ‐15/MAX +15      =    ________  Unmodified Plan  Percentage rounded to  1/10th MAX 125%            *    Role Adjustment Factor: officer's position within the Company as of 12/31 of the Plan Year.           ________  Role Adjustment Factor  Role or title  Adjustment Factor  President  1.3  Executive Management Committee Members  1.2  Policy Committee Members or Sr. VP  1.1  All other Vice Presidents  1.0              *    Service Adjustment Factor: # of days during the plan year participating/365.  Usually 1.0 except for new or retiring (death or disability) officers.  ________  Service Adjustment  Factor                 *  Retirement Notice Adjustment Factor: Will be 1.0 for current Eligible Officers or in the case of death, disability or retiring officers that   provide Adequate Retirement Notice.  Any retiring officers not providing adequate notice will use a factor of .50.          ________  Retirement Notice  Adjustment Factor    =    ________  Individual Plan  Percentage rounded to  1/10th          *    Salary: Officer's annual salary as shown in Workday as of December 15th of the Plan Year.            $___________  Salary      =    $___________  Annual Plan Payout

Executive Annual Bonus Plan ‐ SAMPLE    Trade Combined Ratio:   ________    +    [(________ ‐ ________)  *  ________]     =     ________         TCR Base Bonus %    TCR Goal                 TCR Result                    TCR Performance Factor    TCR Contribution                                       +    Surplus Growth:    ________    +    [(________ ‐ ________)  *  ________]     =     ________         Surplus Base Bonus %    Surplus Result       Surplus Goal                 Surplus Performance Factor    Surplus Contribution                            MIN ‐15/MAX +30                                         +      Written Premium Growth:  ________    +    [(________ ‐ ________)  *  ________]     =     ________         WP Base Bonus %    WP Result              WP Goal                         WP Performance Factor    WP Contribution                            MIN ‐15/MAX +15      =    ________  Unmodified Plan  Percentage rounded to  1/10th MAX 125%            *    Role Adjustment Factor: officer's position within the Company as of 12/31 of the Plan Year.           ________  Role Adjustment Factor  Role or title  Adjustment Factor  President  1.3  Executive Management Committee Members  1.2  Policy Committee Members or Sr. VP  1.1  All other Vice Presidents  1.0              *    Service Adjustment Factor: # of days during the plan year participating/365.  Usually 1.0 except for new or retiring (death or disability) officers.  ________  Service Adjustment  Factor                 *  Retirement Notice Adjustment Factor: Will be 1.0 for current eligible officers or in the case of death, disability or retiring officers that have   provided Adequate retirement notice.  Any retiring officers not providing adequate notice will use a factor of .50.         ________  Retirement Notice  Adjustment Factor    =    ________  Individual Plan  Percentage rounded to  1/10th          *    Salary: Officer's annual salary as shown in Workday as of December 15th  of the Plan Year.            $___________  Salary      =    $___________  Annual Plan Payout  Assume the following information is available.  Executive Management sets the following base bonus  percentages, goals and performance factors at the beginning of the year:  TCR Base = 35%, Goal = 99, Performance Factor = 7  Surplus Base = 7.5%, Goal = 7.5%, Performance Factor = 2  Written Premium Base = 7.5%, Goal 3%, Performance Factor= 2  Eligible Vice President that is a Policy Committee member, not retiring and eligible the entire plan year.    35%  7.5%  7.5%  99%  7  7.5%  2  3%  2  97%  10.5%  3%  49%  13.5%  7.5%  70%  1.0  1.1  1.0  77%  150,000  115,500

PLAN DEFINITIONS AND SOURCES    Adequate Retirement Notice:  Written notification of an officer's intent to retire is received by his/her supervisor and  human resources or a member of the Executive Management Committee no less than:     Role or title  Notice Required  President  one year prior to retirement date  Executive Management Committee Members  one year prior to retirement date  Policy Committee Members or SVP  nine months prior to retirement date  All other Vice Presidents  six months prior to retirement date    Annual Plan Payout: (Unmodified Plan Percentage * Role Adjustment Factor * Service Adjustment Factor * Retirement  Notice Adjustment Factor) * Salary    Eligible Officer: Officers holding titles of Vice President, Senior Vice President, Executive Vice President or President for  Employers Mutual Casualty Company on or before December 31st of the Plan Year who are not otherwise eligible for a  separate bonus plan. Additionally, retirees (death or disability) holding the title of Vice President, Senior Vice President,  Executive Vice President or President for Employers Mutual Casualty Company during the Plan Year.    Executive Management Committee: EMC President and CEO, EMC EVP/COO, EMC EVP for Corporate Development,  EMC EVP Finance and Analytics, SVP Branch Operations.    Individual Plan Percentage: The percentage applied to the officer’s Salary calculated by Unmodified Plan Percentage *  Role Adjustment Factor * Service Adjustment Factor * Retirement Notice Adjustment Factor.  This percentage yields  the gross payment which is subject to all applicable taxes, withholdings, and deductions.     Plan Year: The calendar year for the Annual Plan commencing on January 1st and ending on December 31st.    Retirement Notice Adjustment Factor: A factor of 1.0 unless Adequate Retirement Notice was not received.  Lack of  Adequate Retirement Notice will generate a .50 factor.    Role Adjustment Factor: Provides distinction among individual Eligible Officers based on title and service on either the  Policy Committee or Executive Management Committee as of December 31st of the Annual Bonus Plan Year.     Role or title  Adjustment Factor  President  1.3  Executive Management Committee Members  1.2  Policy Committee Members or Sr. VP  1.1  All other Vice Presidents  1.0    Salary: Officer's annual salary as shown in Workday as of December 15th of the Plan Year.  For retiree's (death or  disability) salary shall be the annual salary shown in Workday as of the date of retirement (death or disability).    Service Adjustment Factor: Provides the proportion of time, during the bonus plan year, that an officer was eligible for  the Annual Plan.  This is a calculated factor expressed as Number of Days as an Eligible Officer during Plan Year/365.   The result will be 1.0 except in those cases where an employee became an Eligible Officer during the Plan Year or where  Eligible Officer retired, died or became disabled.    Senior Executive Compensation Committee: Select members of either the EMCC Board of Directors or EMCI Board of  Directors providing governance and oversight of executive compensation and stock award administration.

Surplus Base Bonus Percentage: A percentage that will reflect the contribution of the surplus component if the Surplus  Goal and Surplus Result are identical.    Surplus Contribution: Surplus Base Bonus Percentage + ((Surplus Result ‐ Surplus Goal) X Surplus Performance Factor)    Surplus Goal: This Surplus growth goal is established by the Executive Management Committee at the beginning of the  year.  The Senior Executive Compensation Committee must approve the surplus growth goal each Plan Year as it relates  to the calculation of the Annual Plan.    Surplus Performance Factor: The multiplier used to increase or decrease the Surplus Contribution for every point the  Surplus Result is above or below the Surplus Goal.      Surplus Result: The one‐year percentage change in policyholder's surplus for the company on a consolidated basis.  The  source data for this calculation can be found in the current year consolidated financial statement.  It is calculated by  dividing Surplus as regards policyholders, December 31 current year (page 4, column 1, line 39) by Surplus as regards  policyholders, December 31 prior year (page 4, column 1, line 21) and subtracting one.    TCR Base Bonus Percentage: A percentage that will reflect the contribution of the Trade combined ratio component if  the TCR Goal and TCR Result are identical.    TCR Contribution: TCR Base Bonus Percentage + ((TCR Goal ‐ TCR Result) X TCR Performance Factor)     TCR Goal: This Trade Combined Ratio is established by the Executive Management Committee at the beginning of the  year and sent out as a companywide message for the Contingent Salary Plan Threshold.  The Senior Executive  Compensation Committee must approve the trade combined ratio goal each Plan Year as it relates to the calculation of  the Annual Plan.    TCR Performance Factor: The multiplier used to increase or decrease the TCR Contribution for every point the TCR  Result is above or below the TCR Goal.    TCR Result: The calculated trade combined ratio result for the company on a consolidated basis. The TCR can be found  in the supplement to the financial statement. The supplement provides the final TCR, but a detailed calculation can be  determined from the consolidated annual statement by calculating two ratios and adding them together. The first ratio  is calculated by adding the amounts for Losses incurred (page 4, column 1, line 2), Loss adjustment expenses incurred  (page 4, column 1, line 3), and Dividends to policyholders (page 4, column 1, line 17) together, and dividing the total by  Premiums earned in the current year (page 4, column 1, line 1). The second ratio is calculated by dividing other  Underwriting expenses incurred (page 4, column 1, line 4) by Total net premiums written (page 8, column 6, line 35). The  TCR Result is the sum of these two ratios.    Unmodified Plan Percentage: The addition of the TCR Contribution, Surplus Contribution and WP Contribution.    WP Result: The one‐year percentage change in written premium for the company on a consolidated basis.  This number  is published in the supplement to the financial statement.  It can be calculated from the consolidated annual statement  by dividing Total net premiums written in the current year (page 8, column 6, line 35 from the current year statement)  by Total net premiums written in the prior year (page 8, column 6, line 35 from the prior year statement) and subtracting  one.    WP Base Bonus Percentage: A percentage that will reflect the contribution of the Written Premium component if the  WP Corporate Goal and WP Result are identical.    WP Goal: This Written Premium growth goal is established by the Executive Management Committee at the beginning  of the year.  The Senior Executive Compensation Committee must approve the written premium growth goal each Plan  Year as it relates to the calculation of the Annual Plan.

  Written Premium Contribution: WP Base Bonus Percentage + ((WP Result ‐ WP Goal) X WP Performance Factor)    WP Performance Factor: The multiplier used to increase or decrease the WP Contribution for every point the WP Result  is above or below the WP Goal.

CLAWBACK PROVISION    EMPLOYERS MUTUAL CASUALTY COMPANY   POLICY FOR RECOVERY OF ERRONEOUSLY AWARDED INCENTIVE‐BASED COMPENSATION  Executive officers (as defined below) of Employers Mutual Casualty Company (the “Company”) may be required to repay  previously awarded incentive‐based compensation to the Company in certain circumstances and to the extent required  under applicable law. For incentive compensation performance periods in progress as of the adoption of this policy and  paid on or after January 1, 2015, the statement of terms and conditions accompanying any incentive‐based  compensation award made by the Company shall include a provision incorporating the requirements of this policy.    To the extent there is a determination made that the Company is required to prepare an accounting restatement due to  the material noncompliance of the Company with any financial reporting requirements, the Compensation Committee  of the Company’s Board of Directors and the Compensation Committee of EMC Insurance Group Inc.’s Board of  Directors (EMCI) (collectively referred to as the Compensation Committees) will determine whether, and to what extent,  recovery of any  incentive‐based compensation previously paid is appropriate based on the facts and circumstances  involved.  If it is determined that a recovery is appropriate, the Compensation Committees shall direct that the Company  recover that portion of any incentive‐based compensation (whether in the form of cash or equity, if applicable) paid to  current and former executive officers during the 36‐month period preceding the date the Company is required to issue  the accounting restatement that is in excess of what would have been paid to the executive officers under the  accounting restatement.  The amount to be recovered from the executive officers based on an accounting restatement  shall be the amount by which the affected incentive‐based compensation exceeded the amount that would have been  payable to such executive officers had the accounting statements initially been issued as restated; provided, however,  the Compensation Committees reserve the authority to recover different amounts from different executive officers on  such bases as they shall deem appropriate, such as in the case of an executive officer’s misconduct that contributes to  the need for the accounting restatement.     The Compensation Committees shall determine, subject to applicable law, whether the Company shall effect such  recovery of incentive‐based compensation  (i) by seeking recovery from the executive officer; (ii) by reducing the  amount that would otherwise be payable to the executive officer under any compensatory plan, program or  arrangement maintained by the Company; (iii) by withholding payment of future increases in compensation (including  the payment of any discretionary bonus amount);  or (iv) by any combination of the foregoing.    For purposes of this policy, the term “executive officers” means those persons who received incentive‐based  compensation under the Company’s Senior Executive Compensation Bonus Program, Senior Executive Long Term  Incentive Plan, or the incentive‐based compensation plans applicable to the Company’s  Bond Manager and the  President of EMC Reinsurance Company.  The term “incentive‐based compensation” means, as applicable, cash or equity  compensation paid under any of the above mentioned  plans, the amount of which was  determined in whole, or in part,  upon specific performance‐based goals relating to the financial results of EMC Insurance Companies, or its individual  operating segments.     The remedies outlined herein are in addition to, and not in lieu of, any action deemed necessary by the Compensation  Committees, the Company’s Board of Directors, EMCI’s Board of Directors, or the Company (up to and including  termination of employment), and any legal rights available to the Company to recover incentive‐based compensation,  and any action imposed by law enforcement agencies, regulators, or other authorities.